Exhibit 10.15.3

20900 NE 30th Avenue, 8th Floor
Aventura, FL 33180

December 24, 2025

Mr. Bradley R. Bowder
6910 Chakarum LN SE
Salem, Oregon 97306

Re:	Amendment of Stock Purchase Agreement, dated September 30, 2024, as amended, by and among Western Professional, Inc. (“Western Professional”), Precision Aerospace and Defense Group, Inc. (“Purchaser”) and Bradley R. Bowder (“Seller”). The Purchaser, Western Professional, and Seller are collectively referred to herein as the “Parties.”

Dear Bradley:

Reference is hereby made to that certain Stock Purchase Agreement, dated September 30, 2024, by the Parties. The Parties hereby amend the Stock Purchase Agreement as follows:

1. Section 10.2 of the Stock Purchase Agreement shall hereby be amended by removing “by December 31, 2025” and replacing it with “March 31, 2026”.

Except as specifically modified herein, all other terms, conditions and covenants contained in the Purchase Agreement shall remain in full force and effect.

This letter may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Electronic and PDF signatures shall be deemed valid and enforceable.

This letter and any claim, controversy, dispute, or cause of action (whether in contract or tort or otherwise) based upon, arising out of, or relating to this letter and the transactions contemplated hereby, shall be governed by and construed in accordance with the laws of the State of Oregon, without regard to any conflict of law provisions thereof.

[Signature Page(s) Follow(s) this Page]

IN WITNESS WHEREOF, the parties hereto have caused this letter to be duly executed by their duly authorized representatives, all as of the day and year first above written.

PURCHASER

Precision Aerospace and Defense Group, Inc., a Florida corporation

By:	/s/ Maynard Hellman
Name:	Maynard J. Hellman,
Title:	Board Chairman

WESTERN PROFESSIONAL

Western Professional, Inc., an Oregon corporation

By:	/s/ Bradley R. Bowder
Name:	Bradley R. Bowder,
Title:	Chief Executive Officer

SELLER

Bradley R. Bowder

By:	/s/ Bradley R. Bowder

[Signature Page to Western Professional Amendment to Stock Purchase Agreement]